                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                         Date of Report: June 26, 1998



                               CD Warehouse, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



       000-21887                                             73-1504999
       ---------                                             ----------

(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)



 1204 Sovereign Row, Oklahoma City, OK                          73108
 -------------------------------------                          -----

(Address of principal executive offices)                      (Zip Code)



                                (405) 949-2422
                                --------------

                 (Registrant's telephone, including area code)
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ITEM 5.  OTHER EVENTS.
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     (a). In connection with the Registrant's June 1998 acquisition from Grow
Biz International, Inc. ("Grow Biz") of the franchise rights to Grow Biz's Disc Go Round(R) retail music business, the Registrant and Grow Biz agreed to dismiss all causes of action and claims related to the litigation between the parties filed by Registrant on September 15, 1997, in the District Court of Dallas County, Texas.

     (b). On or about August 12, 1998, the Registrant mailed to its shareholders, together with its Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, the "Letter to Shareholders" included herein as Exhibit 99.1.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits.  The following exhibits are filed with this Report:
     --------

       99.1     Letter to Shareholders dated August 12, 1998

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                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CD WAREHOUSE, INC.
                                      (Registrant)



Date:   August 20, 1998               BY: /s/ Jerry W. Grizzle
                                         ---------------------------------------
                                           Jerry W. Grizzle,
                                           President and Chief Executive Officer

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